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                                                                    Exhibit 32.2


                    Certification of Chief Financial Officer
              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

     I, Edward A. Glickman, the Chief Financial Officer of Pennsylvania Real Estate Investment Trust (the "Company"), hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Form 10-Q of the Company for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: November 7, 2003                       /s/ Edward A. Glickman
                                              ---------------------------------
                                              Name:  Edward A. Glickman
                                              Title: Executive Vice President -
                                              Chief Financial Officer